THIRD AMENDMENT TO THE
                              CAPITOL BANCORP, LTD.
                    EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN

     The Capitol Bancorp, Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective January 1, 1999 by adding the following participating employers at the end of the list therein contained:

    Name of              Type of          State of              Date of
   Employer              Entity         Organization         Participation
   --------              ------         ------------         -------------

Southern Arizona
Community Bank         Banking Corp.       Arizona          January 1, 1999


                                        CAPITOL BANCORP LIMITED


Dated:  December 17, 1998               By: /s/ Joseph D. Reid
                                            ------------------------------------
                                            Joseph D Reid
                                            Chairman and CEO


                                        SOUTHERN ARIZONA
                                        COMMUNITY BANK


Dated:  December 17, 1998               By: /s/ Michael Hannley
                                            ------------------------------------
                                            Michael Hannley
                                            Secretary

                           THE FOURTH AMENDMENT TO THE
                              CAPITOL BANCORP, LTD.
                    EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN

     The Capitol Bancorp, Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective January 1, 1999 by adding the following participating employers at the end of the list therein contained:

    Name of              Type of          State of              Date of
   Employer              Entity         Organization         Participation
   --------              ------         ------------         -------------

Camelback
Community Bank        Banking Corp.       Arizona            January 1, 1999


                                        CAPITOL BANCORP LIMITED


Dated:  December 15, 1998               By: /s/ Joseph D. Reid
                                            ------------------------------------
                                            Joseph D Reid
                                            Chairman and CEO




                                        CAMELBACK COMMUNITY BANK


Dated:  December 16, 1998               By: /s/ Shirley Agnos
                                            ------------------------------------
                                            Shirley Agnos
                                            Secretary

                             FIFTH AMENDMENT TO THE
                              CAPITOL BANCORP, LTD.
                    EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN

     The Capitol Bancorp, Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective July 1, 1999 by adding the following participating employers at the end of the list therein contained:

          Name of              Type of            State of           Date of
         Employer              Entity           Organization      Participation
         --------              ------           ------------      -------------

Detroit Commerce Bank       Banking Corp.         Michigan        July 1, 1999

Mesa Bank                   Banking Corp.          Arizona        July 1, 1999

Sunrise Bank of Arizona     Banking Corp.          Arizona        July 1, 1999




                                        CAPITOL BANCORP LIMITED


Dated:  June 30, 1999                   By: /s/ Joseph D. Reid
                                            ------------------------------------
                                            Joseph D Reid
                                            Chairman and CEO



                                        DETROIT COMMERCE BANK


Dated:  June 8, 1999                    By: /s/ Linda A. Watters
                                            ------------------------------------
                                            Linda A. Watters
                                            President and CEO


                                        MESA BANK


Dated:  June 22, 1999                   By: /s/ Neil Barna
                                            ------------------------------------
                                            Neil Barna
                                            President


                                        SUNRISE BANK OF ARIZONA


Dated:  June 21, 1999                   By: /s/ William D. Hinz II
                                            ------------------------------------
                                            William D. Hinz II
                                            President